================================================================================
                              Important Information
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[JOHN HANCOCK LOGO]
 JOHN HANCOCK FUNDS

                                                                   July 12, 2004

Dear Fellow Shareholder:

I am writing to ask for your vote on important matters concerning your investment in the John Hancock High Yield Municipal Bond Fund, John Hancock Tax-Free Bond Fund or John Hancock California Tax-Free Income Fund.

Your fund's trustees are asking you to amend some of your fund's investment restrictions in order to provide your fund with greater flexibility to respond to changes in the market for municipal securities, as well as with investment policies that reflect the current legal requirements and investment environment. Modernizing these restrictions will make them substantially consistent with the investment restrictions of the other John Hancock funds.

No Change in Investment Objective or Strategies

It is important to note that these proposals do not in any way signal a change in your fund's investment objective or strategies. None of the changes are expected to have a material effect on the way your fund is managed but will better position the fund to respond to changes in the market for tax free and municipal securities.

These proposals have been unanimously approved by your fund's board of trustees, who believe they will benefit you and your fellow shareholders. They are detailed in the enclosed proxy statement and summarized in the questions and answers on the following pages. I suggest you read both thoroughly before voting.

Your Vote Makes a Difference!

No matter what size your investment may be, your vote is critical. I urge you to review the enclosed materials and to complete, sign and return the enclosed proxy ballot to us immediately. Your prompt response will help avoid the need for additional mailings. For your convenience, we have provided a postage-paid envelope.

If you have any questions or need additional information, please contact your investment professional or call your Customer Service Representative at 1-800-225-5291, Monday through Friday between 8:00 A.M. and 7:00 P.M. Eastern Time. I thank you for your prompt vote on this matter.

                                    Sincerely,

                                    /S/ James A. Shepherdson
                                    James A. Shepherdson
                                    Chief Executive Officer

[Q&A LOGO]

Q: Why are you modifying the investment restrictions?

A: The proposed modifications, which have been unanimously approved by the funds' trustees, would (1) eliminate some restrictions that are no longer legally required, (2) allow the funds greater flexibility by expanding the range of investment opportunities and techniques available to the funds, (3) produce a clearer and more concise set of investment restrictions, and (4) promote uniformity among the John Hancock funds.

Q: Do these changes to the funds' investment restrictions signify a change in investment objective and strategy?

A: No, these proposals do not in any way signal a change in your fund's investment objective or strategy. None of the changes are expected to have a material effect on the way your fund is managed but will better position the fund to respond to changes in the market for municipal securities.

Q: Will there be any changes to the funds' management fees or expenses if these proposals are adopted?

A: No, the proposed changes only affect the funds' investment restrictions. They will not affect the funds' fees or expenses.

Q: How do I vote?

A: Most shareholders vote by completing, signing and returning the enclosed proxy card using the postage-paid envelope provided. If you prefer to vote in person, you are cordially invited to attend a meeting of shareholders of your fund, which will be held at 9:00 A.M. on August 25, 2004, at our 101 Huntington Avenue headquarters in Boston, Massachusetts. You may also vote by calling our toll-free number from a touch-tone phone or via the Internet by utilizing a program provided through a vendor. Please refer to the proxy card for more information and voting instructions. If you choose to vote electronically, you do not need to mail your proxy card. If you vote now, you will help avoid further solicitations.

JOHN HANCOCK HIGH YIELD MUNICIPAL BOND FUND
(a series of John Hancock Tax-Free Bond Trust)
JOHN HANCOCK TAX-FREE BOND FUND
(a series of John Hancock Tax-Free Bond Trust)
JOHN HANCOCK CALIFORNIA TAX-FREE INCOME FUND
101 Huntington Avenue
Boston, MA 02199

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD AUGUST 25, 2004

This is the formal agenda for your funds' joint special meeting. It tells you what matters will be voted on and the time and place of the meeting, in case you want to attend in person.

To the shareholders of John Hancock High Yield Municipal Bond Fund, John Hancock Tax-Free Bond Fund and John Hancock California Tax-Free Income Fund (each, a "fund"):

A special meeting of shareholders of the funds will be held at 101 Huntington Avenue, Boston, Massachusetts on Wednesday, August 25, 2004 at 9:00 A.M., Eastern Time, to consider the following:

1.(a)-(l)  Proposals to amend certain investment restrictions of your fund.
           Your board of trustees recommends that you vote FOR these proposals.

2.         Any other business that may properly come before the meeting.

Shareholders of record as of the close of business on June 17, 2004 are entitled to vote at the meeting and any related follow-up meetings.

Whether or not you expect to attend the meeting, please complete and return the enclosed proxy card. Please take a few minutes to vote now.

                                          By order of the board of trustees,


                                          Susan S. Newton
                                          Secretary

July 12, 2004
TXFPS 7/04

PROXY STATEMENT OF


JOHN HANCOCK HIGH YIELD MUNICIPAL BOND FUND ("High Yield Municipal") (a series of John Hancock Tax-Free Bond Trust)
JOHN HANCOCK TAX-FREE BOND FUND ("Tax-Free Bond")
(a series of John Hancock Tax-Free Bond Trust)
JOHN HANCOCK CALIFORNIA TAX-FREE INCOME FUND ("California Tax-Free")

This proxy statement contains the information you should know before voting on the proposals as summarized below.

High Yield Municipal, Tax-Free Bond and California Tax-Free will furnish without charge a copy of their most recent semiannual and annual reports to any shareholder upon request. Shareholders who want to obtain a copy of these reports should direct all written requests to the attention of the fund, 101 Huntington Avenue, Boston, Massachusetts 02199 or should call John Hancock funds at 1-800-225-5291.

INTRODUCTION

This proxy statement is being used by the board of trustees of each fund to solicit proxies to be voted at a special meeting of shareholders of the funds. This meeting will be held at 101 Huntington Avenue, Boston, Massachusetts on Wednesday, August 25, 2004 at 9:00 A.M., Eastern Time. The purpose of the meeting is to consider:

1.(a)-(l)  Proposals to amend certain investment restrictions of your fund.
           Your board of trustees recommends that you vote FOR these each of these proposals.

2.         Any other business that may properly come before the meeting.

This proxy statement and the proxy card are being mailed to fund shareholders on or about July 12, 2004.

Who is Eligible to Vote?

Shareholders of record on June 17, 2004 are entitled to attend and vote on each proposal at the meeting or any adjourned meeting. Each share is entitled to one vote. The shareholders of each fund will vote separately on each proposal. The shareholders of each class of a fund vote together as a single class on each proposal. Shares represented by properly executed proxies, unless revoked before or at the meeting, will be voted according to shareholder instructions. If you sign a proxy, but do not fill in a vote, your shares will be voted to approve the proposals. If any other business comes before the meeting, your shares will be voted at the discretion of the persons named as proxies.

PROPOSALS 1(a) through 1(l):

AMENDMENTS TO THE FUNDS' INVESTMENT RESTRICTIONS

The Investment Company Act of 1940 (the "1940 Act") requires mutual funds to adopt fundamental investment restrictions covering certain types of investment practices. These policies may only be changed with shareholder approval. Your fund's board of trustees and John Hancock Advisers, LLC (the "adviser") recommend that some of your fund's fundamental restrictions be liberalized as permitted under the 1940 Act and current interpretive positions of the Securities and Exchange Commission (the "SEC"). In addition, your fund's trustees and the adviser recommend the elimination of certain fundamental restrictions that your fund previously adopted but which are not required by the 1940 Act or any other current laws. Many of these restrictions were adopted in the past to reflect certain state regulatory requirements which are no longer in effect. The board of trustees and the adviser are recommending these changes in order to provide each fund with greater flexibility to respond to changes in the market for municipal securities, and with investment restrictions that reflect the current legal and investment environment. The modernized restrictions are similar to those of the other John Hancock funds.

The adviser expects that you will benefit from these proposed changes to your funds' fundamental investment restrictions in several ways.

First, the proposed changes to the funds' fundamental restrictions expand the range of investment opportunities and techniques available to manage the fund's portfolio. The adviser carefully evaluates all new investment opportunities to determine whether any would be suitable for a fund given its investment objective, policies and risk profile. The adviser believes that the proposed changes to the funds' fundamental restrictions will provide the funds with additional flexibility to respond more quickly to new developments and changing trends in the marketplace whenever the adviser determines that a response is both appropriate and prudent.

Second, the proposed changes to each fund's investment restrictions are designed to produce a clearer and more concise set of restrictions. These revised restrictions parallel the investment restrictions of other funds managed by the adviser, which will facilitate the adviser's compliance efforts. Also, these revised restrictions should assist investors in understanding the characteristics and risks associated with the funds and will allow for more effective comparison to other mutual funds with similar investment objectives.

The funds have no current intention of changing their actual investment strategies as a result of these amendments.

Proposals

Set forth below are 12 separate proposals, numbered 1(a)-1(l), each relating to a different investment restriction proposed to be amended or eliminated. Each proposal includes a table setting forth the applicable funds' current fundamental restrictions in the left-hand column and the proposed amended restriction in the right-hand column. Below each table is the rationale for the proposed changes.

Proposal 1(a): Borrowing

------------------------------------------------------------------------------------------
                    Current Fundamental                 Amended Fundamental
Fund                Restriction                         Restriction
------------------------------------------------------------------------------------------
High Yield          The fund will not borrow            The fund will not borrow
Municipal Bond      money except from banks for         money, except: (i) for
                    temporary or emergency (not         temporary or short-term
Tax-Free Bond       leveraging) purposes,               purposes or for the clearance
                    including the meeting of            of transactions in amounts
California          redemption requests that            not to exceed 33 1/3% of the
Tax-Free Income     might otherwise require the         value of the fund's total assets
                    untimely disposition of             (including the amount
                    securities, in an amount up         borrowed) taken at market
                    to 15% of the value of the          value; (ii) in connection with
                    fund's total assets (including      the redemption of fund
                    the amount borrowed) valued         shares or to finance failed
                    at market less liabilities (not     settlements of portfolio trades
                    including the amount                without immediately
                    borrowed) at the time the           liquidating portfolio
                    borrowing was made. While           securities or other assets, (iii)
                    borrowings exceed 5% of the         in order to fulfill
                    value of the fund's total           commitments or plans to
                    assets, the fund will not           purchase additional securities
                    purchase any additional             pending the anticipated sale
                    securities. Interest paid on        of other portfolio securities
                    borrowings will reduce the          or assets; (iv) in connection
                    fund's net investment income.       with entering into reverse
                    In addition, High Yield             repurchase agreements and
                    Municipal Bond 's policy            dollar rolls, but only if after
                    provides that the borrowing         each such borrowing there is
                    restriction set forth above         asset coverage of at least
                    does not prohibit the use of        300% as defined in the 1940
                    reverse repurchase                  Act; and (v) as otherwise
                    agreements, in an amount            permitted under the 1940
                    (including any borrowings)          Act. For purposes of this
                    not to exceed 33 1/3% of            investment restriction, the
                    net assets.                         deferral of trustees' fees and
                                                        transactions in short sales,
                                                        futures contracts, options on
                                                        futures contracts, securities
                                                        or indices and forward
                                                        commitment transactions
                                                        shall not constitute
                                                        borrowing.
------------------------------------------------------------------------------------------

Reasons for the proposed change:

The 1940 Act requires that each fund adopt a fundamental policy regarding borrowing. This amendment would promote uniformity among the John Hancock funds by increasing the funds' percentage limitation on borrowing to 33 1/3% of each fund's total assets, as allowed by the 1940 Act. With this change, the funds would have the maximum flexibility to borrow money permitted under the 1940 Act if the adviser and the board of trustees determine that such borrowing is in the best interests of a fund and is consistent with both the fund's investment objective and with the requirements of the 1940 Act. The amendment also would clarify exceptions for reverse repurchase agreements, mortgage dollar rolls and certain other transactions. The proposed amendment does not reflect a change in any fund's anticipated borrowing activity.

Proposal 1(b): Pledging Assets

----------------------------------------------------------------------------------
                    Current Fundamental                 Amended Fundamental
Fund                Restriction                         Restriction
----------------------------------------------------------------------------------
High Yield          The fund will not pledge,           Eliminate as a fundamental
Municipal Bond      hypothecate, mortgage or            restriction.
                    otherwise encumber its assets,
Tax-Free Bond       except in an amount up to
                    10% of the value of its total
California          assets but only to secure
Tax-Free Income     borrowing for temporary or
                    emergency purposes or as
                    may be necessary in
                    connection with maintaining
                    collateral in connection with
                    writing put and call options
                    or making initial margin
                    deposits in connection with
                    the purchase or sale of
                    financial futures, index futures
                    contracts and related options.
----------------------------------------------------------------------------------

Reasons for the proposed change:

This restriction, which was previously required by state blue sky laws, is no longer required. Eliminating this restriction promotes uniformity among the John Hancock funds. The elimination of this fundamental restriction will not result in a material change to the investment operation of the funds. In addition, the concepts underlying the current restriction are included in the funds' fundamental restrictions on borrowing, which is proposed to be amended as described in proposal 1(a) above, and issuing senior securities, which will remain unchanged.

Proposal 1(c): Diversification

---------------------------------------------------------------------------------------
                     Current Fundamental                 Amended Fundamental
Fund                 Restriction                         Restriction
---------------------------------------------------------------------------------------
High Yield           The fund will not purchase          Eliminate as a fundamental
Municipal Bond       securities (except obligations      restriction. As a result, each
                     issued or guaranteed by the         fund would become a "non-
                     U.S. Government, its agencies       diversified" fund.
                     or instrumentalities) if the
                     purchase would cause the
                     fund at the time to have
                     more than 5% of the value of
                     its total assets invested in the
                     securities of any one issuer or
                     to own more than 10% of the
                     outstanding debt securities of
                     any one issuer; provided,
                     however, that up to 25% of
                     the value of the fund's asset
                     may be invested without
                     regard to these restrictions.
---------------------------------------------------------------------------------------
California           With respect to 75% of its
Tax-Free Income      total assets, the fund will not
                     purchase securities (other
                     than obligations issued or
                     guaranteed by the United
                     States government, its
                     agencies or instrumentalities
                     and shares of other
                     investment companies) of any
                     issuer if the purchase would
                     cause immediately thereafter
                     more than 5% of the value of
                     the fund's total assets to be
                     invested in the securities of
                     such issuer or the fund
                     would own more than 10%
                     of the outstanding voting
                     securities of such issuer.
---------------------------------------------------------------------------------------

Reasons for the proposed change:

Eliminating the funds' diversification restriction would allow the funds to operate as "non-diversified" funds. Being classified as non-diversified would provide the funds with greater flexibility to invest in a more concentrated portfolio of issuers. Because the funds are tax exempt and municipal funds, the universe of issuers in which the funds may invest is limited. The adviser believes that eliminating the requirement that the funds maintain a diversified portfolio will enable the funds to take advantage of investment opportunities that in the adviser's view may offer the best potential return but which are unavailable to the funds because of this restriction. This change would also bring the funds in line with other John Hancock tax exempt and municipal funds, which are managed as "non-diversified" funds. Each fund would continue to be required to meet the minimum diversification requirements necessary to qualify as a regulated investment company under the Internal Revenue Code.

Because a relatively high percentage of a "non-diversified" fund's assets may be invested in the obligations of a limited number of issuers, the value of a "non-diversified" fund's shares may be more susceptible to a single economic, political or regulatory event than the shares of a "diversified" fund.

Proposal 1(d): Trustee and Officer Ownership

-----------------------------------------------------------------------------------
                    Current Fundamental                  Amended Fundamental
Fund                Restriction                          Restriction
-----------------------------------------------------------------------------------
High Yield          The fund will not purchase           Eliminate as a fundamental
Municipal Bond      or retain the securities of any      restriction.
                    issuer, if to the knowledge of
                    the fund, any officer or
                    director of the fund or its
                    Adviser owns more than 1/2
                    of 1% of the outstanding
                    securities of such issuer, and
                    all such officers and directors
                    own in the aggregate more
                    than 5% of the outstanding
                    securities of such issuer.
-----------------------------------------------------------------------------------
Tax-Free Bond       The fund will not purchase or
                    retain the securities of any
California          issuer, if those officers and
Tax-Free Income     Trustees of the fund or the
                    Adviser who own beneficially
                    more than 1/2 of 1% of the
                    securities of such issuer,
                    together own more than 5%
                    of the securities of such issuer.
-----------------------------------------------------------------------------------

Reasons for the proposed change:

This restriction, which was previously required by state blue sky laws, is no longer required. Eliminating this restriction promotes uniformity among the John Hancock funds. Potential conflicts of interest of this nature are addressed in the funds' Code of Ethics.

Proposal 1(e): Restricted and Illiquid Securities

----------------------------------------------------------------------------------
                    Current Fundamental                 Amended Restriction
Fund                Restriction                         (Non-Fundamental)
----------------------------------------------------------------------------------
High Yield          The fund will not purchase          Eliminate as a fundamental
Municipal Bond      the securities of any issuer if     investment restriction.
                    as a result more than 10% of
                    the value of the fund's total       The following would be
                    assets would be invested in         added as a "non-
                    securities that are subject to      fundamental" restriction:
                    legal or contractual                The fund will not invest
                    restrictions on resale              more than 15% of its net
                    ("restricted securities") and in    assets in securities xx
                    securities for which there are      which are illiquid.
                    no readily available market
                    quotations; or enter into a
                    repurchase agreement
                    maturing in more than seven
                    days, if as a result such
                    repurchase agreement
                    together with restricted
                    securities and securities for
                    which there are no readily
                    available market quotations
                    would constitute more than
                    10% of the fund's total assets.
----------------------------------------------------------------------------------
Tax-Free Bond       The fund will not purchase
                    illiquid securities, including
                    securities subject to
                    restrictions on disposition
                    under the Securities Act of
                    1933, repurchase agreements
                    maturing in more than seven
                    days, and securities which do
                    not have readily available
                    market quotations, if such
                    purchase would cause the
                    fund to have more than 10%
                    of its net assets invested in
                    such types of securities.
----------------------------------------------------------------------------------

--------------------------------------------------------------------------
                     Current Fundamental               Amended Restriction
Fund                 Restriction                       (Non-Fundamental)
--------------------------------------------------------------------------
California           The fund will not purchase
Tax-Free Income      securities subject to
                     restrictions on disposition
                     under the Securities Act of
                     1933 or securities which are
                     not readily marketable if such
                     purchase would cause the
                     fund to have more than 10%
                     of its net assets invested in
                     such types of securities.
--------------------------------------------------------------------------

Reasons for the proposed change:

The 1940 Act does not require that this restriction be a fundamental investment policy of the funds. This change would promote uniformity among the John Hancock funds by increasing the percentage limitation on illiquid securities to 15% as allowed by the 1940 Act. As a non-fundamental policy, the funds' trustees could in the future amend the policy if, for example, the 1940 Act requirements change, without the fund incurring the costs of shareholder approval.

Proposal 1(f): Commodities and Derivatives

---------------------------------------------------------------------------------------
                    Current Fundamental                Amended Fundamental
Fund                Restriction                        Restriction
---------------------------------------------------------------------------------------
High Yield          The fund will not . . .            The fund will not invest in
Municipal Bond      purchase or sell . . .             commodities or commodity
                    commodities or commodity           futures contracts, other than
Tax-Free Bond       contracts, except commodities      financial derivative contracts.
                    and commodities contracts          Financial derivatives include
California          which are necessary to enable      forward currency contracts;
Tax-Free Income     the fund to engage in              financial futures contracts
                    permitted futures and options      and options on financial
                    transactions necessary to          futures contracts; options
                    implement hedging strategies,      and warrants on securities,
                    or oil and gas interests.          currencies and financial
                                                       indices; swaps, caps, floors,
                    The fund will not write,           collars and swaptions; and
                    purchase or sell puts, calls or    repurchase agreements
                    combinations thereof, except       entered into in accordance
                    put and call options on debt       with the fund's investment
                    securities, futures contracts      policies.
                    based on debt securities,
                    indices of debt securities and
                    futures contracts based on
                    indices of debt securities. . .

                              * * * * *

                    These are the relevant excerpts
                    from the funds' current
                    investment restrictions.
                    Language regarding margin
                    and short sales is addressed
                    separately in proposal 1(g)
                    below and language regarding
                    real estate will remain
                    unchanged.



---------------------------------------------------------------------------------------




Reasons for the proposed change:

The 1940 Act requires that each fund adopt a fundamental policy with respect to commodities. This change promotes uniformity among the John Hancock funds and clarifies the funds' ability to invest in financial derivatives contracts and options on financial derivatives contracts, but not traditional commodities or commodity contracts. Furthermore, the amended restriction used by other John Hancock funds incorporates two of your fund's current investment restrictions into one.

Your fund currently: (1) combines the commodities restriction with a real estate restriction and (2) has a separate restriction combining options/ derivatives, futures, margin and short sales. All other John Hancock funds combine the commodities and options/derivatives restrictions, and have a separate fundamental restriction on real estate. Accordingly, if this proposal is approved, the portion of your funds' existing fundamental restriction on real estate will remain unchanged, but as a separate restriction. The portion of the restriction on short sales and margin is addressed in proposal 1(g) below.

Proposal 1(g): Margin and Short Sales

----------------------------------------------------------------------------------
                    Current Fundamental                 Amended
Fund                Restriction                         Restriction
----------------------------------------------------------------------------------
High Yield          The fund will not sell              Eliminate as a fundamental
Municipal Bond      securities on margin or make        investment restriction.
                    short sales of securities or
Tax-Free Bond       maintain a short position,          The following would be
                    unless at all times when a          added as a "non-
                    short position is open it owns      fundamental" restriction:
California          an equal amount of such             The fund will not purchase
Tax-Free Income     securities or securities            securities on margin, except
                    convertible into or                 that the fund may obtain
                    exchangeable, without               such short-term credits as
                    payment of any further              may be necessary for the
                    consideration, for securities of    clearance of securities
                    the same issue as, and equal        transactions.
                    in amount to, the securities
                    sold short, and unless not
                    more than 10% of the fund's
                    net assets (taken at current
                    value) is held as collateral for
                    such sales at any one time.
----------------------------------------------------------------------------------

Reasons for the proposed change:

The change will promote uniformity among the John Hancock funds while complying with the requirements of the 1940 Act. Although the SEC staff's current position restricts mutual funds from purchasing securities on margin, as a non-fundamental policy the funds' trustees could in the future amend the policy if the regulatory restrictions change without causing the fund to incur the costs of shareholder approval. In addition, the restriction on short sales would be eliminated to improve uniformity and flexibility, although there is no current intention for the funds to engage in short sales.

Proposal 1(h): Loans

--------------------------------------------------------------------------------------
                    Current Fundamental                  Amended Fundamental
Fund                Restriction                          Restriction
--------------------------------------------------------------------------------------
High Yield          The fund will not make loans         The fund will not make
Municipal Bond      to others, except insofar as         loans, except that the fund
                    the fund may enter in                may (i) lend portfolio
                    repurchase agreements as set         securities in accordance
                    forth in the Prospectus or this      with the fund's investment
                    Statement of Additional              policies up to 33 1/3% of the
                    Information. The purchase of         fund's total assets taken at
                    an issue of publicly                 market value, (ii) enter into
                    distributed bonds or other           repurchase agreements, and
                    securities, whether or not the       (iii) purchase all or a
                    purchase was made upon the           portion of an issue of
                    original issuance of securities,     publicly distributed debt
                    is not to be considered the          securities, interests in bank
                    making of a loan.                    loans, including without
                                                         limitation, participation
----------------------------------------------------     interests, bank certificates
Tax-Free Bond       The fund will not make loans         of deposit, bankers'
                    to others, except through the        acceptances, debentures or
California          purchase of obligations in           other securities, whether or
Tax-Free Income     which the fund is authorized         not the purchase is made
                    to invest, entering in               upon the original issuance
                    repurchase agreements and            of the securities.
                    lending portfolio securities in
                    an amount not exceeding
                    33 1/3% of its total assets.
--------------------------------------------------------------------------------------

Reasons for the proposed change:

The 1940 Act requires that each fund adopt a fundamental policy with respect to making loans. This amendment promotes uniformity among the John Hancock funds. These changes would afford the funds the maximum flexibility to make loans to the extent permitted under the 1940 Act and clarify certain exceptions to the lending restriction.

Proposal 1(i): Industry Concentration

----------------------------------------------------------------------------------------
                    Current Fundamental                  Amended Fundamental
Fund                Restriction                          Restriction
----------------------------------------------------------------------------------------
High Yield          The fund will not invest more        The fund may not invest
Municipal Bond      than 25% of its assets in the        25% or more of the value of
                    securities of "issuers" in any       its assets in any one industry,
Tax-Free Bond       single industry; provided that       provided that this limitation
                    there shall be no limitation on      does not apply to (i)
California          the purchase of obligations          municipal securities other
Tax-Free Income     issued or guaranteed by the          than those municipal
                    United States Government, its        securities backed only by
                    agencies or instrumentalities or     assets and revenues of non-
                    tax-exempt obligations issued        governmental issuers and
                    by any state or political            (ii) obligations of the U.S.
                    subdivision thereof. For             Government or any of its
                    purposes of this limitation          agencies, instrumentalities
                    when the assets and revenues         or authorities.
                    of an agency, authority,
                    instrumentality or other
                    political subdivision are
                    separate from those of the
                    government creating the
                    issuing entity and a security is
                    backed only by the assets and
                    revenues of the entity, the
                    entity would be deemed to be
                    the sole issuer of the security.
                    Similarly, in the case of an
                    industrial development or
                    pollution control bond, if that
                    bond is backed only by the
                    assets and revenues of the
                    nongovernmental user, then
                    such nongovernmental user
                    would be deemed to be the
                    sole issuer. If, however, in
                    either case, the creating
                    government or some other
                    entity guarantees a security,
                    such a guarantee would be
                    considered a separate security
                    and would be treated as an
                    issue of such government or
                    other entity [unless the value of
                    all securities issued or
                    guaranteed by the government
----------------------------------------------------------------------------------------

---------------------------------------------------------------
         Current Fundamental                Amended Fundamental
Fund     Restriction                        Restriction
---------------------------------------------------------------
         or other entity owned by the
         fund does not exceed 10% of
         the fund's total assets]*.

         *Bracketed text applies only to
         Tax-Free Bond and California
         Tax-Free Income.
---------------------------------------------------------------

Reasons for the proposed change:

The 1940 Act requires that each fund adopt a fundamental policy regarding concentration. None of the funds concentrates its investments in a single industry. This amendment promotes uniformity among the John Hancock funds.

Proposal 1(j): Investing in New Issuers

-----------------------------------------------------------------------------------
                    Current Fundamental                  Amended Fundamental
Fund                Restriction                          Restriction
-----------------------------------------------------------------------------------
High Yield          The fund will not invest more        Eliminate as a fundamental
Municipal Bond      than 5% of the value of its          restriction.
                    total assets in the securities of
California          issuers having a record,
Tax-Free Income     including predecessors, of
                    fewer than three years of
                    continuous operation, except
                    obligations issued or
                    guaranteed by the United
                    States Government, its
                    agencies or instrumentalities,
                    unless the securities are rated
                    by a nationally recognized
                    rating service.
----------------------------------------------------
Tax-Free Bond       The fund will not invest more
                    than 5% of its total assets in
                    securities of any issuers if the
                    party responsible for
                    payment, together with any
                    predecessor, has been in
                    operation for less than three
                    years (except U.S.
                    government and agency
                    obligations and obligations
                    backed by the faith, credit
                    and taxing power of any
                    person authorized to issue
                    tax exempt securities).
-----------------------------------------------------------------------------------

Reasons for the proposed change:

This restriction, which was previously required by state blue sky laws, is no longer required. Eliminating this restriction promotes uniformity among the John Hancock funds.

Proposal 1(k): Investing for Control or Management
(High Yield Municipal Bond only)

-------------------------------------------------------------------------------
                    Current Fundamental              Amended
Fund                Restriction                      Restriction
-------------------------------------------------------------------------------
High Yield          The fund will not invest for     Eliminate as a fundamental
Municipal Bond      the purpose of exercising        restriction.
                    control or management of         This restriction would be
                    another company.                 reclassified as "non-
                                                     fundamental."
-------------------------------------------------------------------------------

Reasons for the proposed change:

The 1940 Act does not require a fund to have a policy on investing for control or management unless the fund intends to invest for the purpose of exercising control or management of another company. As a "non-fundamental" restriction, the funds' trustees could in the future amend the restriction if, for example, the 1940 Act requirements change, without the fund incurring the costs of shareholder approval. In addition, reclassifying the restriction as non-fundamental would promote uniformity among the John Hancock funds.

Proposal 1(l): Investing in Other Investment Companies
(Tax-Free Bond and California Tax-Free Income)

----------------------------------------------------------------------------------
                    Current Fundamental               Amended
Fund                Restriction                       Restriction
----------------------------------------------------------------------------------
Tax-Free Bond       The fund will not invest in       Eliminate as a fundamental
                    common stock or in                restriction.
California          securities of other investment    This restriction would be
Tax-Free Income     companies, except that            incorporated into the funds'
                    securities of investment          "non-fundamental"
                    companies may be acquired         restriction regarding
                    as part of a merger,              investments in other
                    consolidation or acquisition      investment companies.
                    of assets and units of
                    registered unit investment
                    trusts whose assets consist
                    substantially of tax-exempt
                    securities may be acquired to
                    the extent permitted by
                    Section 12 of the Act or
                    applicable rules.
----------------------------------------------------------------------------------

Reasons for the proposed change:

The funds are not required to have a fundamental investment restriction on investing in other investment companies, but the funds are subject to such restrictions under the 1940 Act. As part of the funds' existing "non-fundamental" restriction on investments in other investment companies, the funds' trustees could in the future amend the restriction if, for example, the 1940 Act requirements change, without the fund incurring the costs of shareholder approval. In addition, reclassifying the restriction as non-fundamental would promote uniformity among the John Hancock funds.

BOARD EVALUATION AND RECOMMENDATION

The trustees believe that the proposed amendments to the funds' restrictions will more clearly reflect current regulatory practice, will expand the investment opportunities available to each fund and will promote clarity and consistency among the John Hancock funds. Accordingly, the trustees recommend that you approve each of the proposed amendments to the funds' restrictions set forth in proposals 1(a)-(l) above.

Each proposal will be treated as a separate proposal for each applicable fund. Accordingly, if one or more proposals is not approved for any fund, the current investment restriction(s) will continue in effect.

The trustees of your fund recommend that you vote FOR each proposal to amend the fund's investment restrictions.

VOTING RIGHTS AND REQUIRED VOTE

For each proposal applicable to a fund, each share of that fund, regardless of class, is entitled to one vote. Approval of each proposal requires the affirmative vote of a majority of the shares of that fund outstanding and entitled to vote with respect to the proposal. For this purpose, a majority of the outstanding shares of a fund means with respect to each proposal the vote of the lesser of

(1) 67% or more of the shares present at the meeting, if the holders of more than 50% of the shares of the fund are present or represented by proxy,

    or

(2) more than 50% of the outstanding shares of the fund.

The following table describes the effect of different voting instructions on the quorum and voting requirements for each proposal.

--------------------------------------------------------------------------------------
Shares                 Quorum (Shares Present)            Voting
--------------------------------------------------------------------------------------
In General             All shares "present" in person     In person. Shares present in
                       or by proxy are counted            person will be voted in
                       toward a quorum                    person at the meeting.
                                                          By proxy. Shares present by
                                                          proxy will be voted by
                                                          proxy in accordance with
                                                          instructions on the proxy
                                                          card.
--------------------------------------------------------------------------------------
Broker Non-Vote        Considered "present" at the        Broker non-votes do not
(where the             meeting for purposes of            count as a vote "for" and
underlying             quorum                             effectively count as a vote
holder has not                                            against.
voted and the
broker does not
have discretionary
authority to vote
the shares)
--------------------------------------------------------------------------------------
Proxy Without          Considered "present" at the        Voted "for" each proposal
Voting                 meeting for purposes of            without voting instructions.
Instruction            quorum
(other than a
Broker Non-Vote)
--------------------------------------------------------------------------------------
Vote to Abstain        Considered "present" at the        Abstentions do not
                       meeting for purposes of            constitute a vote "for" and
                       quorum                             effectively result in a vote
                                                          "against."
--------------------------------------------------------------------------------------

If the required approval of shareholders is not obtained, the meeting may be adjourned as more fully described in this proxy statement.

INFORMATION CONCERNING THE MEETING

Solicitation of Proxies

In addition to the mailing of these proxy materials, proxies may be solicited by telephone, electronically, by fax or in person by the trustees, officers and employees of your fund; by personnel of the funds' adviser and the funds' transfer agent, John Hancock Signature Services, Inc. ("JHSS"), or broker-dealer firms. JHSS, together with a third party solicitation firm, will provide proxy solicitation services to the funds, at a cost of approximately $12,000 per fund, which will be paid by the funds.

Revoking Proxies
A shareholder signing and returning a proxy has the power to revoke it at any time before it is exercised:

o By filing a written notice of revocation with the funds' transfer agent, John Hancock Signature Services, Inc., 1 John Hancock Way, Suite 1000, Boston, Massachusetts 02217-1000,

o By returning a duly executed proxy with a later date before the time of the meeting, or

o If a shareholder has executed a proxy but is present at the meeting and wishes to vote in person, by notifying the secretary of the fund (without complying with any formalities) at any time before it is voted.

Being present at the meeting alone does not revoke a previously executed and returned proxy.

Outstanding Shares and Quorum

As of June 17, 2004, the following number of shares of beneficial interest of each fund were outstanding:

Fund                     Class A Shares     Class B Shares     Class C Shares
-----------------------------------------------------------------------------
High Yield Municipal
  Bond
Tax-Free Bond
California Tax-Free
  Income

Only shareholders of record on the record date are entitled to notice of and to vote at the meeting. A majority of the outstanding shares of each fund that are entitled to vote will be considered a quorum for the transaction of business.

Other Business
Each fund's board of trustees knows of no business to be presented for consideration at the meeting other than the proposal. If other business is properly brought before the meeting, proxies will be voted according to the best judgment of the persons named as proxies.

Adjournments
If, by the time scheduled for the meeting, a quorum of shareholders is not present or if a quorum is present but sufficient votes "for" the proposal have not been received, the persons named as proxies may propose one or more adjournments of the meeting to another date and time, and the meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote all proxies in favor of the adjournment that voted in favor of the proposal or that abstained. They will vote against such adjournment those proxies required to be voted against the proposal. Broker non-voters will be disregarded in the vote for adjournment. If the adjournment requires setting a new record date or the adjournment is for more than 60 days from the original meeting (in which case the board of trustees of your fund will set a new record date), your fund will give notice of the adjourned meeting to its shareholders.

Telephone Voting

In addition to soliciting proxies by mail, by fax or in person, each fund may also arrange to have votes recorded by telephone by officers and employees of the fund or by personnel of the adviser or transfer agent or by a third party solicitation firm. The telephone voting procedure is designed to verify a shareholder's identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder's instructions and to confirm that the voting instructions have been properly recorded.

o A shareholder will be called on a recorded line at the telephone number in the fund's account records and will be asked to provide the shareholder's social security number or other identifying information.

o The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the meeting in accordance with the shareholder's instructions.

o  Read the proxy statement and have your proxy card at hand.

o  Call the toll-free number located on your proxy card.

o  Enter the 12- or 14-digit "control number" found on your proxy card.

o  Follow recorded instructions.

To ensure that the shareholder's instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions by mail. A toll-free number will be available in case the voting information contained in the confirmation is incorrect. If the shareholder decides after voting by telephone to attend the meeting, the shareholder can revoke the proxy at that time and vote the shares at the meeting.

Internet Voting

You will have the opportunity to submit your voting instructions via the Internet by utilizing a program provided through a vendor. Voting via the Internet will not affect your right to vote in person if you decide to attend the meeting. Do not mail the proxy card if you are voting via the Internet. To vote via the Internet, you will need the 12- or 14-digit "control number" that appears on your proxy card. These Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders' instructions have been recorded properly. If you are voting via the Internet you should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by you.

o  Read the proxy statement and have your proxy card at hand.

o  Go to the website on your proxy card.

o  Enter the 12- or 14-digit "control number" found on your proxy card.

o Follow the instructions on the Web site. Please call us at 1-800-225-5291 if you have any problems.

o To ensure that your instructions have been recorded correctly, you will also receive a confirmation of the voting instructions immediately after submission and also by e-mail if chosen.

SHAREHOLDERS' PROPOSALS

The funds are not required, and do not intend, to hold meetings of shareholders each year. Instead, meetings will be held only when and if required. Any shareholders desiring to present a proposal for consideration at the next meeting for shareholders of their respective fund must submit the proposal in writing, so that it is received by the appropriate fund at 101 Huntington Avenue, Boston, Massachusetts 02199 within a reasonable time before any meeting.

OWNERSHIP OF SHARES IN THE FUND

To the knowledge of the funds, as of June 17, 2004, the following persons owned of record or beneficially 5% or more of the outstanding Class A, Class B and Class C shares of the funds.

                      Name and Address of Owners of
Fund                  More than 5% of Shares         Class A   Class B   Class C
--------------------------------------------------------------------------------
High Yield Municipal
Bond Fund                                           %         %         %
Tax-Free Bond Fund
California Tax-Free
  Income Fund

As of June 17, 2004, the trustees and officers of each fund owned in the aggregate less than 1% of the outstanding shares of the fund.

AVAILABLE INFORMATION

Your Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 and files reports, proxy statements and other information with the SEC. These reports, proxy statements and other information filed by your Fund can be inspected and copied (for a duplication fee) at the public reference facilities of the SEC at 450 Fifth Street, N.W., Washington, D.C., and at the Midwest Regional Office (500 West Madison Street, Suite 1400, Chicago, Illinois). Copies of these materials can also be obtained by mail form the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. In addition, copies of these documents may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

                              =====================
                                      Thank
                                       You

                                   for mailing
                                   your proxy
                                 card promptly!
                              =====================


[JOHN HANCOCK LOGO]          John Hancock Funds, LLC
 WORLDWIDE SPONSOR                 MEMBER NASD

                              101 Huntington Avenue
                              Boston, MA 02199-7603

                                 1-800-225-5291
                               1-800-554-6713 TDD
                            1-800-338-8080 EASI-Line

                                 www.jhfunds.com

                                  Mutual Funds
                             Institutional Services
                            Private Managed Accounts
                                Retirement Plans

                                                                      TXFPX 7/04

VOTE THIS PROXY CARD TODAY!
YOUR PROMPT RESPONSE WILL SAVE YOUR FUND
THE EXPENSE OF ADDITIONAL MAILINGS

              ------------------------------------------------------------------
                                              THREE EASY WAYS TO VOTE YOUR PROXY
                       Read the Proxy Statement and have the Proxy card at hand.
              TELEPHONE: Call 1-800-690-6903 and follow the simple instructions.
              INTERNET: Go to www.jhfunds.com and follow the on-line directions.
                           MAIL: Vote, sign, date and return your proxy by mail.
                   If you vote by Telephone or Internet, do not mail your proxy.
             -------------------------------------------------------------------

999 999 999 999 99

FUND NAME PRINTS HERE         SPECIAL MEETING OF SHAREHOLDERS -- AUGUST 25, 2004
                                     PROXY SOLICITATION BY THE BOARD OF TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) James A. Shepherdson, Susan S. Newton and William H. King, with full power of substitution in each, to vote all the shares of beneficial interest of the above-referenced Fund which the undersigned is (are) entitled to vote at the Joint Special Meeting of Shareholders (the "Meeting") to be held at 101 Huntington Avenue, Boston, Massachusetts, on August 25, 2004 at 9:00 a.m., Eastern time, and any adjournment(s) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement dated July 12, 2004 is hereby acknowledged. If not revoked, this proxy shall be voted FOR the proposals.

                                           PLEASE SIGN, DATE AND RETURN PROMPTLY
                                                        IN THE ENCLOSED ENVELOPE

                                                   Date __________________, 2004
                                                --------------------------------

                                                --------------------------------
                                                  Signature(s) (Sign in the Box)

                    NOTE:Signature(s)  should  agree  with the  name(s)  printed herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full name as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                                                TAX FREE 2004 lp

Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X] PLEASE DO NOT USE FINE POINT PENS.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT YOU VOTE "FOR" EACH PROPOSAL.

1. Proposals to approve the following changes to fundamental investment restrictions of your Fund:

a. To amend fundamental restriction on borrowing;
   [ ] FOR      [ ] AGAINST     [ ] ABSTAIN

b. To eliminate fundamental restriction on pledging of assets;
   [ ] FOR      [ ] AGAINST     [ ] ABSTAIN

c. To eliminate fundamental restriction on diversification;
   [ ] FOR      [ ] AGAINST     [ ] ABSTAIN

d. To eliminate fundamental restriction on Trustee and Officer ownership;
   [ ] FOR      [ ] AGAINST     [ ] ABSTAIN

e. To amend and reclassify fundamental restriction on restricted and illiquid securities;
   [ ] FOR      [ ] AGAINST     [ ] ABSTAIN

f . To amend fundamental restriction on commodities and derivatives;
   [ ] FOR      [ ] AGAINST     [ ] ABSTAIN

g. To amend and reclassify fundamental restriction on margin and short sales;
   [ ] FOR      [ ] AGAINST     [ ] ABSTAIN

h. To amend fundamental restriction on loans;
   [ ] FOR      [ ] AGAINST     [ ] ABSTAIN

i. To amend fundamental restriction on industry concentration;
   [ ] FOR      [ ] AGAINST     [ ] ABSTAIN

j. To eliminate fundamental restriction on investing in new issuers;
   [ ] FOR      [ ] AGAINST     [ ] ABSTAIN

k. To amend and reclassify fundamental restriction on investing for control or management (High Yield Municipal Bond Fund only);
   [ ] FOR      [ ] AGAINST     [ ] ABSTAIN

l. To amend and reclassify fundamental restriction on investing in other investment companies (Tax-Free Bond Fund and California Tax-Free Income Fund
only).
   [ ] FOR      [ ] AGAINST     [ ] ABSTAIN

PLEASE  SIGN  THIS  PROXY ON THE  REVERSE  SIDE AND  RETURN  IT IN THE  ENCLOSED
ENVELOPE.

                                                                TAX FREE 2004 lp

Internet Proxy Voting Service
Proxy Voting Form
John Hancock Funds
John Hancock High Yield Municipal Bond Fund

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT YOU VOTE "FOR" EACH PROPOSAL.

Proposal 1. Proposals to approve the following changes to fundamental investment restrictions of your Fund:

Proposal a. To amend fundamental restriction on borrowing;
   [ ]FOR      [ ]AGAINST      [ ]ABSTAIN

Proposal b. To  eliminate  fundamental  restriction  on pledging of assets;
   [ ]FOR      [ ]AGAINST      [ ]ABSTAIN

Proposal c. To eliminate fundamental restriction on diversification;
   [ ]FOR      [ ]AGAINST      [ ]ABSTAIN

Proposal  d.  To  eliminate  fundamental  restriction  on  Trustee  and  Officer ownership;
   [ ]FOR      [ ]AGAINST      [ ]ABSTAIN

Proposal e. To amend and reclassify fundamental restriction on restricted and illiquid securities;
   [ ]FOR      [ ]AGAINST      [ ]ABSTAIN

Proposal f. To amend fundamental restriction on commodities and derivatives;
   [ ]FOR      [ ]AGAINST      [ ]ABSTAIN

Proposal g. To amend and reclassify fundamental restriction on margin and short sales;
   [ ]FOR      [ ]AGAINST      [ ]ABSTAIN

Proposal h. To amend fundamental restriction on loans;
   [ ]FOR      [ ]AGAINST      [ ]ABSTAIN

Proposal i. To amend  fundamental  restriction  on industry  concentration;
   [ ]FOR      [ ]AGAINST      [ ]ABSTAIN

Proposal j. To eliminate  fundamental  restriction  on investing in new issuers;
   [ ]FOR      [ ]AGAINST      [ ]ABSTAIN

Proposal k. To amend and reclassify fundamental restriction on investing for control or management.
   [ ]FOR      [ ]AGAINST      [ ]ABSTAIN

Proposal l. Not Applicable. Your fund is not seeking a vote for this proposal. Not Applicable

Please refer to the proxy statement for discussion of each of these matters. If no specification is made on a proposal, the proposal will be voted "For".

To receive an optional email confirmation, enter your email address here:
------------------------

------------------------
Please review your selections carefully before voting. If you vote more than once on the same Proxy, only your last (most recent) vote will be considered valid.

Press this button to (submit) your Proxy Vote.

Copyright 2000, 2001 ADP Financial Information Services, Inc. The MIS logo is a service mark of Automatic Data Processing, Inc.
The ADP logo is a registered trademark of ADP of North America, Inc. Terms and Conditions. Privacy Statement.

Internet Proxy Voting Service
Proxy Voting Form
John Hancock Funds
John Hancock Tax-Free Bond Fund

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT YOU VOTE "FOR" EACH PROPOSAL.

Proposal 1. Proposals to approve the following changes to fundamental investment restrictions of your Fund:

Proposal a. To amend fundamental restriction on borrowing;
   [ ]FOR      [ ]AGAINST      [ ]ABSTAIN

Proposal b. To  eliminate  fundamental  restriction  on pledging of assets;
   [ ]FOR      [ ]AGAINST      [ ]ABSTAIN

Proposal c. To eliminate fundamental restriction on diversification;
   [ ]FOR      [ ]AGAINST      [ ]ABSTAIN

Proposal  d.  To  eliminate  fundamental  restriction  on  Trustee  and  Officer ownership;
   [ ]FOR      [ ]AGAINST      [ ]ABSTAIN

Proposal e. To amend and reclassify fundamental restriction on restricted and illiquid securities;
   [ ]FOR      [ ]AGAINST      [ ]ABSTAIN

Proposal f. To amend fundamental restriction on commodities and derivatives;
   [ ]FOR      [ ]AGAINST      [ ]ABSTAIN

Proposal g. To amend and reclassify fundamental restriction on margin and short sales;
   [ ]FOR      [ ]AGAINST      [ ]ABSTAIN

Proposal h. To amend fundamental restriction on loans;
   [ ]FOR      [ ]AGAINST      [ ]ABSTAIN

Proposal i. To amend  fundamental  restriction  on industry  concentration;
   [ ]FOR      [ ]AGAINST      [ ]ABSTAIN

Proposal j. To eliminate  fundamental  restriction  on investing in new issuers;
   [ ]FOR      [ ]AGAINST      [ ]ABSTAIN

Proposal k. Not Applicable. Your fund is not seeking a vote for this proposal. Not Applicable

Proposal l. To amend and reclassify fundamental restriction on investing in other investment companies.
   [ ]FOR      [ ]AGAINST      [ ]ABSTAIN

Please refer to the proxy statement for discussion of each of these matters. If no specification is made on a proposal, the proposal will be voted "For".

To receive an optional email confirmation, enter your email address here:
------------------------

------------------------
Please review your selections carefully before voting. If you vote more than once on the same Proxy, only your last (most recent) vote will be considered valid.

Press this button to (submit) your Proxy Vote.

Copyright 2000, 2001 ADP Financial Information Services, Inc. The MIS logo is a service mark of Automatic Data Processing, Inc.
The ADP logo is a registered trademark of ADP of North America, Inc. Terms and Conditions. Privacy Statement.